UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 12, 2005

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

2400 Xenium Lane North Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (763) 551-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 12, 2005, the Company announced that the Board of Directors had accepted the resignation of William J. Prange as Chief Executive Officer and Chairman.  Mr. Prange also resigned as a director of the Company.

On December 12, 2005, the Company also announced that Joseph E. Pennington, the Company’s President, will assume the position of Chief Executive Officer and Larry Barenbaum, the Company’s lead director, will assume the position of Chairman of the Board.  Other management promotions announced on December 12, 2005 involved the appointment of Matthew P. Dillon, the Company’s Chief Merchandising Manager, to President, Monica Dahl, the Company’s Vice President of Business Development, to Chief Operating Officer, and Andrew K. Moller, the Company's Chief Financial Officer, to Executive Vice President and Chief Financial Officer.

Mr. Pennington has served as President and Chief Operating Officer of the Company since September 1999 and Executive Vice President and Chief Operating Officer from March 1998 to August 1999.

Mr. Dillon has served as Executive Vice President and Chief Merchandising Manager of the Company since May 2005. From June 2001 through April 2005, Mr. Dillon served as Vice President of Merchandising with Coldwater Creek, Inc. From December 2000 to May 2001, Mr. Dillon was Senior Vice President of Merchandising and Marketing for The Mark Group.

Ms. Dahl has served as Vice President of Business Development of the Company since November 2004 and Director of Business Development from May 2004 to October 2004. Ms. Dahl served as Director of Sourcing – Garments for Wilson’s The Leather Experts Inc. from January 2003 to April 2004, Merchandising Director from May 2002 to December 2002 and Divisional Merchandising Manager – Womens from December 2000 to April 2002.

Mr. Moller has served as Senior Vice President and Chief Financial Officer since March 1999.

On December 12, 2005, the Company issued a press release that announced the resignation of Mr. Prange and the promotions referenced above which are all effective December 12, 2005.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued by the Company on December 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: December 14, 2005	By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer